Exhibit 24

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned hereby irrevocably constitutes and appoints Rhys J. Best, Charles J. Keszler and Robert F. Spears, or any of them, as the true and lawful agents and attorneys-in-fact of the undersigned (the “Attorneys-in-Fact”), each with full power to appoint a substitute or substitutes to act hereunder, to execute and deliver for and on behalf of the undersigned the Annual Report of Lone Star Technologies, Inc. on Form 10-K (including any amendments thereto) to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 for the fiscal year ended December 31, 2005. The undersigned hereby ratifies and confirms all that the Attorneys-in-Fact, or any substitute or substitutes, may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney at Dallas, Texas on this 28th day of February, 2006.

/s/ Frederick B. Hegi, Jr.
Frederick B. Hegi, Jr.

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

BEFORE ME, Connie L. Monk, a Notary Public in and for the State of Texas, on this day did personally appear Frederick B. Hegi, Jr. known to me to be the person whose name is subscribed to the foregoing Power of Attorney, and acknowledged to me that he executed such Power of Attorney for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 28th day of February, 2006.

/s/ Connie L. Monk
Notary Public, State of Texas

My Commission Expires:  7/26/08

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned hereby irrevocably constitutes and appoints Rhys J. Best, Charles J. Keszler and Robert F. Spears, or any of them, as the true and lawful agents and attorneys-in-fact of the undersigned (the “Attorneys-in-Fact”), each with full power to appoint a substitute or substitutes to act hereunder, to execute and deliver for and on behalf of the undersigned the Annual Report of Lone Star Technologies, Inc. on Form 10-K (including any amendments thereto) to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 for the fiscal year ended December 31, 2005. The undersigned hereby ratifies and confirms all that the Attorneys-in-Fact, or any substitute or substitutes, may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney at Dallas, Texas on this 28th day of February, 2006.

/s/ Robert L. Keiser
Robert L. Keiser

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

BEFORE ME, Connie L. Monk, a Notary Public in and for the State of Texas, on this day did personally appear Robert L. Keiser known to me to be the person whose name is subscribed to the foregoing Power of Attorney, and acknowledged to me that he executed such Power of Attorney for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 28th day of February, 2006.

/s/ Connie L. Monk
Notary Public, State of Texas

My Commission Expires:  7/26/08

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned hereby irrevocably constitutes and appoints Rhys J. Best, Charles J. Keszler and Robert F. Spears, or any of them, as the true and lawful agents and attorneys-in-fact of the undersigned (the “Attorneys-in-Fact”), each with full power to appoint a substitute or substitutes to act hereunder, to execute and deliver for and on behalf of the undersigned the Annual Report of Lone Star Technologies, Inc. on Form 10-K (including any amendments thereto) to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 for the fiscal year ended December 31, 2005. The undersigned hereby ratifies and confirms all that the Attorneys-in-Fact, or any substitute or substitutes, may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney at Dallas, Texas on this 28th day of February, 2006.

/s/ Robert Kelley
Robert Kelley

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

BEFORE ME, Connie L. Monk, a Notary Public in and for the State of Texas, on this day did personally appear Robert Kelley known to me to be the person whose name is subscribed to the foregoing Power of Attorney, and acknowledged to me that he executed such Power of Attorney for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 28th day of February, 2006.

/s/ Connie L. Monk
Notary Public, State of Texas

My Commission Expires:  7/26/08

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned hereby irrevocably constitutes and appoints Rhys J. Best, Charles J. Keszler and Robert F. Spears, or any of them, as the true and lawful agents and attorneys-in-fact of the undersigned (the “Attorneys-in-Fact”), each with full power to appoint a substitute or substitutes to act hereunder, to execute and deliver for and on behalf of the undersigned the Annual Report of Lone Star Technologies, Inc. on Form 10-K (including any amendments thereto) to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 for the fiscal year ended December 31, 2005. The undersigned hereby ratifies and confirms all that the Attorneys-in-Fact, or any substitute or substitutes, may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney at Dallas, Texas on this 28th day of February, 2006.

/s/ M. Joseph McHugh
M. Joseph McHugh

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

BEFORE ME, Connie L. Monk, a Notary Public in and for the State of Texas, on this day did personally appear M. Joseph McHugh known to me to be the person whose name is subscribed to the foregoing Power of Attorney, and acknowledged to me that he executed such Power of Attorney for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 28th day of February, 2006.

/s/ Connie L. Monk
Notary Public, State of Texas

My Commission Expires:  7/26/08

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned hereby irrevocably constitutes and appoints Rhys J. Best, Charles J. Keszler and Robert F. Spears, or any of them, as the true and lawful agents and attorneys-in-fact of the undersigned (the “Attorneys-in-Fact”), each with full power to appoint a substitute or substitutes to act hereunder, to execute and deliver for and on behalf of the undersigned the Annual Report of Lone Star Technologies, Inc. on Form 10-K (including any amendments thereto) to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 for the fiscal year ended December 31, 2005. The undersigned hereby ratifies and confirms all that the Attorneys-in-Fact, or any substitute or substitutes, may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney at Dallas, Texas on this 28th day of February, 2006.

/s/ Alfred M. Micallef
Alfred M. Micallef

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

BEFORE ME, Connie L. Monk, a Notary Public in and for the State of Texas, on this day did personally appear Alfred M. Micallef known to me to be the person whose name is subscribed to the foregoing Power of Attorney, and acknowledged to me that he executed such Power of Attorney for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 28th day of February, 2006.

/s/ Connie L. Monk
Notary Public, State of Texas

My Commission Expires:  7/26/08

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned hereby irrevocably constitutes and appoints Rhys J. Best, Charles J. Keszler and Robert F. Spears, or any of them, as the true and lawful agents and attorneys-in-fact of the undersigned (the “Attorneys-in-Fact”), each with full power to appoint a substitute or substitutes to act hereunder, to execute and deliver for and on behalf of the undersigned the Annual Report of Lone Star Technologies, Inc. on Form 10-K (including any amendments thereto) to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 for the fiscal year ended December 31, 2005. The undersigned hereby ratifies and confirms all that the Attorneys-in-Fact, or any substitute or substitutes, may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney at Dallas, Texas on this 28th day of February, 2006.

/s/ David A. Reed
David A. Reed

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

BEFORE ME, Connie L. Monk, a Notary Public in and for the State of Texas, on this day did personally appear David A. Reed known to me to be the person whose name is subscribed to the foregoing Power of Attorney, and acknowledged to me that he executed such Power of Attorney for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 28th day of February, 2006.

/s/ Connie L. Monk
Notary Public, State of Texas

My Commission Expires:  7/26/08

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned hereby irrevocably constitutes and appoints Rhys J. Best, Charles J. Keszler and Robert F. Spears, or any of them, as the true and lawful agents and attorneys-in-fact of the undersigned (the “Attorneys-in-Fact”), each with full power to appoint a substitute or substitutes to act hereunder, to execute and deliver for and on behalf of the undersigned the Annual Report of Lone Star Technologies, Inc. on Form 10-K (including any amendments thereto) to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 for the fiscal year ended December 31, 2005. The undersigned hereby ratifies and confirms all that the Attorneys-in-Fact, or any substitute or substitutes, may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney at Dallas, Texas on this 28th day of February, 2006.

/s/ Jerry E. Ryan
Jerry E. Ryan

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

BEFORE ME, Connie L. Monk, a Notary Public in and for the State of Texas, on this day did personally appear Jerry E. Ryan known to me to be the person whose name is subscribed to the foregoing Power of Attorney, and acknowledged to me that he executed such Power of Attorney for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 28th day of February, 2006.

/s/ Connie L. Monk
Notary Public, State of Texas

My Commission Expires:  7/26/08

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

That the undersigned hereby irrevocably constitutes and appoints Rhys J. Best, Charles J. Keszler and Robert F. Spears, or any of them, as the true and lawful agents and attorneys-in-fact of the undersigned (the “Attorneys-in-Fact”), each with full power to appoint a substitute or substitutes to act hereunder, to execute and deliver for and on behalf of the undersigned the Annual Report of Lone Star Technologies, Inc. on Form 10-K (including any amendments thereto) to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 for the fiscal year ended December 31, 2005. The undersigned hereby ratifies and confirms all that the Attorneys-in-Fact, or any substitute or substitutes, may do by virtue of this Power of Attorney.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney at Dallas, Texas on this 28th day of February, 2006.

/s/Dan O. Dinges
Dan O. Dinges

STATE OF TEXAS	§
§
COUNTY OF DALLAS	§

BEFORE ME, Connie L. Monk, a Notary Public in and for the State of Texas, on this day did personally appear Dan O. Dinges known to me to be the person whose name is subscribed to the foregoing Power of Attorney, and acknowledged to me that he executed such Power of Attorney for the purposes and consideration therein expressed.

GIVEN UNDER MY HAND AND SEAL OF OFFICE, this 28th day of February, 2006.

/s/Connie L. Monk
Notary Public, State of Texas

My Commission Expires:  7/26/08